SCHEDULE 14A
                                 (Rule 14a-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_|      Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2)
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Solicitation Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                          AVALON COMMUNITY SERVICES, INC.
                  --------------------------------------------
                  (Name of registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):
         |X|      No fee required.
         |_|      Fee computed on table below per exchange Act
                  Rules 14a-6(i)(1) and 0-11.
         1)     Title of each class of securities to which transaction applies.
         -----------------------------------------------------------------------
         2)     Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
         3)       Per  unit  price  or other  underlying  value  of  transaction computed  pursuant  to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated  and state how it was determined.)
         -----------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
         5) Total fee paid:
         -----------------------------------------------------------------------
|_|      Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)      Amount Previously Paid:
         -----------------------------------------------------------------------
         2)      Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
         3)      Filing Party:
         -----------------------------------------------------------------------
         4)      Date Filed:
         -----------------------------------------------------------------------

                         AVALON COMMUNITY SERVICES, INC.
                               13401 Railway Drive
                             Oklahoma City, OK 73114
                            Telephone: (405) 752-8802
                         -------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 26, 1999
                         -------------------------------

To the Shareholders:

         Notice is hereby given that the 1999 Annual Meeting of Shareholders of Avalon Community Services, Inc. (The "Company") will be held at the Avalon Correctional Center located at 302 W. Archer Street, Tulsa, Oklahoma 74103 on Wednesday, May 26, 1999, at 10:00 A.M. local time, for the following purposes:

         1. Approve an amendment to the articles of incorporation to change the name of the Company to Avalon Correctional Services, Inc.

         2. To elect two directors to serve for three year terms and until the election and qualification of their successors.

         3. To ratify the appointment of Grant Thornton L.L.P., independent certified public accountants, as auditor to examine the financial statements of the Company for the year ending December 31, 1999.

         4. To consider and transact such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 9, 1999, as the record date for the determination of shareholders entitled to notice and to vote. Such shareholders may vote in person or by proxy. A complete list of the shareholders entitled to vote at the Annual Meeting will be available for examination by shareholders, for any purpose germane to the meeting, during ordinary business hours, during a 10-day period preceding the date of the meeting, at the executive office of the Company, 13401 Railway Drive, Oklahoma City, Oklahoma 73114.

         Shareholders are invited to attend the meeting in person. Whether or not you plan on attending the meeting in person, it is important that your shares be represented and voted at the meeting in accordance with your instructions. Therefore, you are urged to fill in, sign, date and return the accompanying proxy in the enclosed envelope. No postage is required if mailed in the United States.
                                                      /s/ Randall J.  Wood
                                                      ---------------------
April 20, 1999                                            Randall J.  Wood
                                                          Secretary

                         AVALON COMMUNITY SERVICES, INC.
                         -------------------------------

                                 PROXY STATEMENT
                         -------------------------------

                               GENERAL INFORMATION


     This Proxy Statement together with the Annual Report on Form 10-KSB are being furnished to Shareholders by the Board of Directors of Avalon Community Services, Inc. (The "Company") for the Annual Meeting of Shareholders to be held at the Avalon Correctional Center located at 302 W. Archer Street, Tulsa, Oklahoma 74103 on May 26, 1999, at 10:00 a.m. local time. The Company's Shareholders will consider and vote upon the proposals described herein and referred to in the Notice of Annual Meeting accompanying this Proxy Statement.

     The close of business on April 9, 1999, has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. On March 31, 1999, there were outstanding and entitled to vote 4,670,630 Shares of Common Stock. Each Share of Common Stock (the "Shares") is entitled to one vote on each matter to be considered at the Annual Meeting. For a description of the principal holders of such Shares, see "Voting Securities and Principal Holders Thereof" below.

     The Company's principal executive office is located at 13401 Railway Drive,
Oklahoma    City, Oklahoma 73114. The company's website is
www.avaloncorrections.com.

     This Proxy Statement is being furnished to Shareholders on or about April 23, 1999.

                    SOLICITATION OF PROXIES AND VOTING RIGHTS

     The presence, in person or by proxy, of the holders of one-third (1/3) of the votes represented by the outstanding shares of the Corporation's common stock is necessary to constitute a quorum at the Annual Meeting. Holders of shares are entitled to one vote per share of common stock and are not allowed to cumulate votes in the election of directors.

     Subject to the rights of shareholders to revoke their proxies, the shares represented by each proxy executed in the accompanying form of proxy will be voted at the meeting in accordance with the instructions therein. Proxies on which no voting instructions are indicated will be voted FOR ratifying the amendment to the articles of incorporation to change the name of the Company to Avalon Correctional Services, Inc., FOR the election of nominees for directors and FOR the appointment of Grant Thornton, L.L.P. as auditors and in the best judgment of proxy holders on any other matter that may properly come before the Annual Meeting. If a broker indicates on a proxy that it does not have discretionary authority to vote shares on a certain matter, those shares will not be considered present and entitled to vote with respect to that matter. If a shareholder indicates on a proxy card that such shareholder abstains from voting with respect to a proposal, the shares will be considered as present and entitled to vote with respect to that matter, and abstention will have the effect of a vote AGAINST the proposal. In accordance with Nevada law, a shareholder entitled to vote for the election of directors can withhold authority to vote for all nominees for directors or can withhold authority to vote for certain nominees for directors.

     Shareholders have the unconditional right to revoke their proxies at any time prior to the voting of their proxies at the Annual Meeting by giving written notice to the Secretary of the Corporation or by attending the Annual Meeting and voting in person.

     The expenses of the solicitation of the proxies for the meeting, including the cost of preparing, assembling and mailing the notice, proxy, proxy statement and return envelopes, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees or fiduciaries for forwarding such documents to beneficial owners, will be paid by the Corporation. The Corporation does not intend to solicit proxies other than the mailing of proxy materials. All Proposals require the affirmative vote of a majority of shares represented and voting at the Annual Meeting.

        AMENDMENT TO THE THE ARTICLES OF INCORPORATION TO CHANGE THE NAME
                                 (Proposal One)

     The Board of Directors has voted affirmatively to change the name of the Corporation to Avalon Correctional Services, Inc. In order to change the name, the Articles of Incorporation have to be amended by an affirmative vot of both the shareholders and the Board of Directors. The Corporation is now asking the Shareholders to approve this amendment to the articles of incorporation. The name change will more accurately reflect the Company's business in private corrections. The Board of Directors recommends voting FOR this proposal to ratify the amendment to the articles of incorporation to change the name of the Corporation to Avalon Correctional Services, Inc.

                              ELECTION OF OFFICERS
                                 (Proposal Two)

     The by-laws of the Corporation provide that the number of directors who shall constitute the whole board shall be such number as may be fixed from time to time by the Board of Directors and vacancies in the Board may be filled by the Board of Directors until the next annual meeting of the Shareholders. The by-laws provide that the Board members are divided into three classes of directors with the term of office of one class expiring each year. Staggered terms for Directors are considered anti-takeover in nature, inhibiting a change in control of the Corporation and so possibly reduce the value of the stock to anyone attempting to acquire control of the Corporation. At present, the Board of Directors consists of four members, Donald E. Smith, Jerry M. Sunderland, Robert O. McDonald and Mark S. Cooley with an additional nominee, James P. Wilson, which would increase the Board of Directors to five members. Since this is the second year in which staggered terms would be voted on, only one director class is to be voted on by the Shareholders.

     In the 1998 annual meeting, Messrs. Sunderland and McDonald were elected to serve three year terms, Mr. Cooley was elected to serve a two year term and Mr. Smith was elected to serve a one year term. Board members Messrs. Sunderland, McDonald and Cooley are not being voted on at this year's meeting because their terms extend beyond this year. Messrs. Smith and Wilson are nominated for three year terms to fill the two remaining positions on the Board of Director. Should any such nominee become unable to serve, proxies may be voted for another person designated by management or the Board. All nominees have advised that they will serve if elected.

Certain Information Regarding Nominees

     The names of the nominees, their ages as of the date of the Annual Meeting, the date each first became a director, their principal occupations during at least the past five years, certain other directorships held and certain other biographical information are as set forth below.

                                                                          Term nominated      Director
Name of Nominee            Age      Current Position(s)                       to Serve         Since
---------------            ---      -------------------                   ---------------     --------
Donald E. Smith             46      Chief Executive Officer, Director           3 Years         1992
James P. Wilson             40      Director Nominee                            3 Years          N/A



                                    Directors

The Company's current directors and director nominees are:

         Name                                                Age    Position(s) with the Company
         ----                                                ---    ----------------------------
         Donald E. Smith .....................................46    Chief Executive Officer, Director
         Jerry M. Sunderland .................................62    President, Director
         Robert O. McDonald ..................................60    Director
         Mark S.  Cooley .....................................40    Director
         James P. Wilson......................................40    Director Nominee


     The following is a brief description of the business experience during the past five years of each of the above-name persons:

     Donald E. Smith is the founder of the Company's corrections operations and has served as the Chief Executive Officer of Avalon and its subsidiaries since their inception. Mr. Smith has owned, managed and developed a number of private corporations since 1985 to provide private corrections, health care and other related services. Mr. Smith received a Bachelor of Science degree in 1974 from Northwestern State College. Mr. Smith was employed by Arthur Andersen & Co. for seven years prior to founding the Company.

     Jerry M. Sunderland joined the Company in 1988 and has served as President of Avalon since June 1995. Mr. Sunderland also serves as a Director of Avalon and its subsidiaries. Mr. Sunderland has in excess of 38 years of experience in developing and operating quality programs and facilities for adult offenders. Mr. Sunderland was employed by the Oklahoma Department or Corrections for sixteen years including ten years as warden of maximum security prison. Mr. Sunderland also served as an agent for the Oklahoma State Bureau of Investigation for twelve years. Mr. Sunderland has a Bachelors degree in Sociology and a Masters degree in Corrections.

     Robert O. McDonald was appointed as a Director of Avalon in October, 1994. Mr. McDonald is Chairman of the Board of Directors of Capital West Securities and its parent holding company, Affinity Holding Corp. Mr. McDonald started his investment career in 1961 with Allen and Company and left in 1967 to form McDonald Bennahum and Co., which later joined with Ladenburg Thalmann and Co. where Mr. McDonald was a Senior Partner. Mr. McDonald joined Planet Oil Mineral Corporation in 1971 and became president in 1973. From 1975 until 1993, Mr. McDonald was affiliated with Stifel Nicolaus & Company and headed its municipal syndicated effort. Mr. McDonald received a Bachelor's Degree in Finance from the University of Oklahoma in 1960. He also served as an Officer in the United States Army and Army Reserve.

     Mark S. Cooley was appointed as a Director of Avalon in January 1998. Mr. Cooley is a Principal of Cooley & Company and Pro Trust Equity Partners. Mr. Cooley was with Citicorp and Chemical Bank for twelve years in their Corporate Finance Divisions in New York and Denver. Mr. Cooley received his Bachelors degree in Economics from DePauw University and an MBA in Finance from Indiana University.

     James P. Wilson was appointed as a Director-elect of Avalon in September 1998, subject to shareholder approval at the 1999 annual meeting. Mr. Wilson is a managing partner in the investment firm of Rice, Sangalis, Toole & Wilson. Prior to founding Rice, Sangalis, Toole & Wilson, Mr. Wilson was a vice president with First Texas Merchant Banking Group, and was also an audit manager with Arthur Young & Co. Mr. Wilson received a BBA degree from Texas A&M University, and is a Certified Public Accountant.

         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth, as of March 31, 1999, information concerning the beneficial ownership of the Company's Class A Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company and (iv) all directors and executive officers as a group. To the best of the Company's knowledge, each of the persons named in the table has sole voting and investment power with respect to all the shares of Common Stock beneficially owned by such person as set forth opposite such person's name except as otherwise noted.

                                  Amount and
                                  Nature of
                                  Beneficial
                                  Ownership of                        Total
                                  Common             Percent         Voting
Name & Address                    Stock              of Class        Percentage
--------------                    ------------       --------        ----------
Donald E. Smith (2)
13401 Railway Drive               1,085,817 (1)       23.28%           23.28%
Oklahoma City, OK 73114

RSTW Partners III (3)
5847 San Felipe,Suite 4350
Houston, TX 77057                 1,622,448           34.78%           34.78%
Jerry M. Sunderland (2)
13401 Railway Drive
Oklahoma City, OK 73114              86,588            1.86%            1.86%

Robert O. McDonald (2)
3316 Preston Drive
Oklahoma City, OK 73120              33,638              *                *

Mark S.  Cooley (2)
5575 DTC Pkwy, Suite320
Englewood, CO 80111                   1,250              *                *
Gary A.  Parsons (2)
13401 Railway Drive
Oklahoma City, OK 73114              19,750              *                *

Randall J.  Wood (2)
13401 Railway Drive
Oklahoma City, OK 73114               9,500              *                *

Tiffany Smith (2)
13401 Railway Drive
Oklahoma City, OK 73114              25,693              *                *

Timothy E. West (2)
13401 Railway Drive
Oklahoma City, OK 73114               5,000              *                *

Paul D.  Voss (2)
13401 Railway Drive
Oklahoma City, OK 73114               1,875              *                *

Shawn Sunderland (2)
13401 Railway Drive
Oklahoma City, OK 73114               1,875              *                *

All executive officers and
directors as a group              1,270,986           27.25%           27.25%
( 6 persons)                      (1) (2)

*      Less than 1%.
(1)    Includes 61,542 shares owned by Mr. Smith's children.
(2)      Includes  61,588  shares  to  Mr.  Smith,   86,588  shares  to  Mr.  J.
         Sunderland, 33,638 shares to Mr. McDonald, 1,250 shares to Mr. Cooley, 16,250 shares to Mr. Parsons, 9,500 shares to Mr. Wood,
         25,693 shares to Ms. Smith, 5,000 shares to Mr. West, 1,875 shares to Mr. Voss, and 1,875 to Mr. S. Sunderland issuable within 60 days upon exercise of vested options granted pursuant to the Company's Stock Option Plan.
(3) Mr. James P. Wilson, director-nominee is a principal in the firm of RSTW Partners III and has a beneficial interest in 1,622,448 shares.
         Mr. Wilson is nominated to serve a three year term on the Board of Directors.

Note: Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if he has or shares the powers to vote or direct the voting of such security or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated by footnote, the named individuals have sole voting and investment power with respect to the shares held by them.




                        DIRECTORS AND EXECUTIVE OFFICERS


         The following individuals have been nominated to serve a three year term as directors. Both nominees have advised that they will serve if elected.



                                                        Term
                                                        nominated
Name of Nominee      Age     Current Position(s)        to serve       Since
---------------      ---     ------------------------   ---------     --------
Donald E. Smith       46     Chief Executive Officer,   3 Years         1992
                             Director
James P. Wilson       40     Director Nominee           3 Years          N/A

     Biographical information on Messrs. Smith and Wilson are included under Certain Information Regarding Nominees above.

                               Executive Officers

The Company's current officers are:

         Name                                         Age     Position(s) with the Company
         ----                                         ---     ----------------------------
         Donald E. Smith ...........................   46     Chief Executive Officer, Director
         Jerry M. Sunderland .......................   62     President, Director
         Gary D.  Parsons...........................   54     Senior Vice President of Operations
         Tim West ..................................   50     Senior Vice President of Operations
         Randall J.  Wood ..........................   41     Corporate Secretary
         Tiffany Smith .............................   30     Vice President of  Corporate
                                                              Communications, Asst Corp Secretary
         Paul D.  Voss..............................   31     Vice President of Finance
         Shawn Sunderland...........................   35     Vice President of Business Development


Officers of the Company -


     The following is a brief description of the business experience during the past five years of each of the above-name officers who are not Directors or Director nominees:

     Gary D. Parsons joined Avalon as Vice President of Operations in December 1997 and was promoted to Senior Vice President of Operations in February 1999. Mr. Parsons has in excess of 25 years of experience in developing and operating quality programs and facilities for adult offenders. Mr. Parsons was employed by the Oklahoma Department of Corrections for twenty four years. Mr. Parsons is jointly responsible for Avalon's correctional operations, including recruitment and training of personnel, maintaining accreditation by the American Correctional Association, and compliance with contractual requirements. Mr. Parsons received a Bachelors degree in Business Administration and a Masters degree in Business Administration from the University of Central Oklahoma.

     Tim West joined Avalon as Vice President of Operations in May 1998 and was promoted to Senior Vice President of Operations in February 1999. Mr. West has in excess of 25 years of experience designing, developing, and operating correctional institutions. Mr. West is jointly responsible for Avalon's correctional operations, including recruitment and training of personnel, maintaining accreditation by the American Correctional Association, and compliance with contractual requirements. Mr. West has served in numerous capacities in the Texas criminal justice system, most recently as the Senior Warden at the Mark W. Stiles Unit in Huntsville, Texas. Mr. West also served as the project director for the "Michael Prototype" in the Texas prison system. Mr. West received a Bachelors and Masters Degree in Contemporary Corrections from the Institute for Contemporary Corrections and the Behavioral Sciences at Sam Houston University.

     Randall J. Wood joined Avalon in 1995 and serves as Corporate Secretary and General Counsel for the Company. Prior to joining the Company in 1996, Mr. Wood's practice was focused primarily in the field of real property and commercial litigation. Mr. Wood practiced with the firm of Stack & Barnes, P.C. for ten years, and was with the firm of Hammons, Vaught & Conner prior to joining the Company. Mr. Wood is a member of the Oklahoma Bar Association and is authorized in Oklahoma Federal Courts and the Tenth Circuit Court of Appeals. Mr. Wood is responsible for the duties of the Corporate Secretary, management of legal matters, and compliance with government regulations for the Company and subsidiaries. Mr. Wood received his law degree from the University of Oklahoma in 1983.

     Tiffany Smith joined the Company in 1994 as the Public Information Officer and was promoted to Assistant Corporate Secretary for the Company in 1997 and to Vice President of Corporate Communications in 1999. Ms. Smith served for four years as marketing manager for Eagle Picher Industries, a New York Stock Exchange listed company, prior to joining Avalon. Ms. Smith has developed and is responsible for directing the Company's Corporate Communications and Public Relations department and implementing marketing strategies. Ms. Smith is the primary contact for the Company's shareholders and investors. Ms. Smith received a Bachelors Degree in Business Administration, Marketing and Management from Missouri Southern State College. Ms. Smith is the spouse of Donald Smith, Chief Executive Officer.

     Paul D. Voss joined the Company as Vice President of Finance in January 1998. Mr. Voss is primarily responsible for financial reporting and corporate administration for the Company. Mr. Voss was Controller at Magic Circle Energy from 1994 to 1996. Mr. Voss was a senior auditor for Grant Thornton for five years and more recently an accounting manager for Finley & Cook, P.L.L.C. Mr. Voss received a degree in Business Administration from Angelo State University in 1989.

     Shawn Sunderland joined the Company in 1997 and was promoted to Vice President of Business Development in February 1999. Mr Sunderland has been engaged in the corrections and law enforcement industry for more than 9 years. Mr. Sunderland is responsible for project development including site development, lease negotiation, proposal development, facility design, and program implementation. Mr. Sunderland is the son of Jerry Sunderland, President.


             INFORMATION WITH RESPECT TO STANDING COMMITTEES OF THE
                               BOARD AND MEETINGS

     Five meetings of the Board of Directors were held during the last fiscal year, which were attended by all of the Directors. Attendance fees of $500 per meeting were paid to Messrs. McDonald and Cooley in connection with said meetings. The Board also took action by unanimous written consents in lieu of meetings on six occasions. Board members do not receive directors fees for serving in such capacities, and board members also serving as officers do not receive attendance fees for attendance at meetings.

     The Company does not utilize nominating or compensation committees. However, the Board has appointed an audit committee consisting of Messrs. Smith, McDonald and Cooley. Two of the members of the audit committee are outside board members.

Executive Compensation

     The following table sets forth the compensation paid or accrued during each of the years in the three years ended December 31, 1998, to the Company's Chief Executive Officer, Donald E. Smith. No executive officer of the Company received in excess of $100,000 in total compensation for the same period:

                                                  Other Annual Compensation
                                                  ---------------------------
            Year       Salary         Bonus       Automobile            Other
            ----       ------         -----       ----------            -----
            1998       $60,000        $ ---         $ ---               $ ---
            1997        60,000          ---           ---                 ---
            1996        60,000          ---         7,200               1,800

     Other annual compensation includes the use of an automobile owned by the Company and payment of monthly dues.

Employment Agreements

     Donald E. Smith serves as the Company's Chief Executive Officer pursuant to an employment agreement executed with the Company in August 1997. The employment agreement specifies an initial annual compensation rate of $85,000; however, compensation has been limited to $60,000 until the earlier sale or profitability of an assisted living center. Any changes in compensation during the term of the agreement are to be determined by the Board of Directors. Mr. Smith receives vacation, insurance, and similar benefits together with the use of a car for Company-related travel. Mr. Smith's employment agreement contains provisions for severance pay and disability payments, as well as a non-compete agreement. The term of the employment agreement is three years.

     Jerry M. Sunderland serves as the Company's President pursuant to an employment agreement executed with the Company in August 1997. The employment agreement specifies an initial annual compensation rate of $85,000. Currently, Mr. Sunderland's annual salary is $135,000. Any changes in compensation during the term of the agreement are to be determined by the Board of Directors. Mr. Sunderland receives vacation, insurance, and similar benefits together with the use of a car for Company-related travel. Mr. Sunderland's employment agreement contains provisions for severance pay and disability payments, as well as a non-compete agreement. The term of the employment agreement is three years.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The attention of the shareholders is directed to Financial Statement Note 8 on pages 21 and 22 and Financial Statement Note 14 on page 27 of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998 (copies of which were mailed together with the Proxy Statements), describing in detail certain relationships and transactions involving the Company and certain officers and directors of the Company. Such matters pertain to the execution of employment agreements as described hereinabove, guarantee the Company's financial obligations, and other related party transactions.

                               SECTION 16A FILINGS

     Messrs. Smith, Sunderland, and McDonald are required to file pursuant to 16(a) of the Securities and Exchange Act of 1934, a statement of any changes in ownership of the Company's securities within 10 days after the end of any month in which a transaction took place and an annual statement of ownership of the Company's securities within 45 days after the end of the Company's fiscal year. All required filings for the annual statement of ownership on Form 5 with the Securities and Exchange Commission have been made for 1998.

                             PROPOSAL TO RATIFY THE
                             ENGAGEMENT OF AUDITORS
                                (Proposal Three)

     The Company's Board of Directors has selected Grant Thornton, L.L.P., as the Company's independent public accountants and auditors for the fiscal year ending December 31, 1999 and will ask the Shareholders to ratify that selection at the Annual Meeting. Grant Thornton L.L.P., served as the Company's independent certified accountants and auditors for the fiscal years ended December 31, 1996, 1997 and 1998. A representative of Grant Thornton, L.L.P., is expected to attend the Annual Meeting and will be provided an opportunity to make a statement if desired, and/or to answer appropriate questions from Shareholders, if any.

     The Board recommends ratification and approval of the election of Grant Thornton, LLP as the Company's independent public accountants and auditors for fiscal year ended December 31, 1999.

SHAREHOLDER PROPOSALS

     No Shareholder proposals have been submitted to the Company for consideration at the Annual Meeting. Should a Shareholder wish to present a proposal at the 2000 Annual Meeting of Shareholders, such proposal must be received by the Company at its address shown on this Proxy Statement prior to January 10, 2000. Any proposals received by that date will be reviewed by the Board to determine whether it is a proper proposal to present to the 1999 Annual Meeting.
                                  VOTE REQUIRED

     A one-third (1/3) of the Company's Shares of Common Stock issued and outstanding as of April 9, 1999 shall constitute a quorum at the Annual Meeting. The affirmative vote of at least a majority of the Shares represented at the Annual Meeting is required for all proposals to come before the Meeting. The Company anticipates that all proposals will be approved.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present a matter for action at the Annual Meeting other than as set forth herein and in the Notice of Annual Meeting, nor has the Board been informed that any other person intends to present any additional matter. However, if any other matters are brought before the Meeting, the proxies served in the enclosed form of proxy will vote in accordance with their judgment on such matters.

              ANNUAL REPORTS AND CONSOLIDATED FINANCIAL STATEMENTS

     Copies of the Company's Annual Report as filed with the Securities and Exchange Commission on Form 10-KSB, including consolidated financial statements for the year ended December 31, 1998, are enclosed together with the Proxy Statement. Additional copies may be obtained, upon payment of the reasonable expenses involved, by writing to the Company at its address set forth in the Proxy Statement.

                                            By Order of the Board of Directors


April 20, 1999                                       /s/ Randall J.  Wood
                                                     ---------------------
                                                     Randall J.  Wood, Secretary



              YOUR COOPERATION IN GIVING THIS MATTER YOUR IMMEDIATE
               ATTENTION AND RETURNING YOUR PROXY PROMPTLY WILL BE
                                   APPRECIATED


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